



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
00765AAA0
019012646
17243RAB7
Issuer
ADVERTISING DIRECT SOLUTIONS
WARNER MUSIC GROUP
CINEMARK INC
Underwriters
BofA, DBSI, JP Morgan, Merrill Lynch
BofA, Deutsche Bank AG London,
Lehman Brothers, Merrill Lynch
Goldman Sachs, Lehman Brothers
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ADVDIR 9.25% 11/15/2012
WARMUS 7.375% 4/15/2014
CINMRK 9.75% 3/15/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Lead Manager
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/28/2004
4/1/2004
??
Total amount of offering sold to QIBs
170,000,000
465,000,000
577,173,000
Total amount of any concurrent public offering
0
0
0
Total
170,000,000
465,000,000
577,173,000
Public offering price
 $                                                         100.00
 $
100.00
 $                                                           62.37
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
3.50%
2.50%
2.50%
Rating
Caa1/B-
B3/B-
Caa1/B-
Current yield
9.25%
7.38%
10.53%
Benchmark vs Spread (basis points)
538 bp
303 bp
488 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Strategic Income Fund
Chicago
270,000
 $                   270,000
0.16%



Total

270,000
 $                   270,000
0.16%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
007594AA2
294826AA3
81727HAA2
Issuer
AEARO CO I
ERICO INTERNATIONAL CORP
SENSUS METERING SYSTEMS
Underwriters
Bear Stearns, DBSI
DBSI, ABN, JP Morgan, Keybanc, Natcity
CSFB, Goldman Sachs
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AEAROC 8.25%, 4/15/2012
CADDY 8.875%, 3/1/2012
SENSU 8.625%, 12/15/2013
Is the affiliate a manager or co-manager of offering?
Co-Manager
Sole Manager
N/A
Name of underwriter or dealer from which purchased
Bear Stearns
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/1/2004
2/12/2004
12/11/2003
Total dollar amount of offering sold to QIBs
 $                                                 175,000,000
 $                                                 141,000,000
 $                                                 275,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 175,000,000
 $                                                 141,000,000
 $                                                 275,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.84%
2.75%
Rating
B3/B-
B3/B-
Caa1/B-
Current yield
8.25%
8.88%
8.63%
Benchmark vs Spread (basis points)
476 bp
458 bp
442 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Strategic Income Fund
Chicago
40,000
 $                     40,000
0.02%
2.00%
-2.02%
6/30/2004
Scudder Total Return Fund
Chicago
10,000
 $                     10,000
0.01%
2.00%
-0.40%
6/30/2004
Total

50,000
 $                     50,000
0.03%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
009037AE2
639579AF8
729136AG6
Issuer
AINSWORTH LUMBER
NEBRASKA BOOK CO
PLIANT CORP
Underwriters
DBSI, Goldman Sachs
Citigroup, JP Morgan
CSFB, DBSI, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ANSCN 7.25% 10/1/2012
NEBRK 8.625% 3/15/2012
PLIANT 11.125% 6/15/2009
Is the affiliate a manager or co-manager of offering?
Lead Manager
N/A
Joint Lead Manager
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/17/2004
2/8/2004
2/6/2004
Total dollar amount of offering sold to QIBs
 $                                                 275,000,000
 $                                                 175,000,000
 $                                                 306,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 275,000,000
 $                                                 175,000,000
 $                                                 306,000,000
Public offering price
 $                                                         100.00
 $                                                           99.50
 $                                                           73.63
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.50%
2.25%
Rating
B2/B+
Caa1/CCC+
B3/B
Current yield
7.25%
8.92%
12.84%
Benchmark vs Spread (basis points)
345 bp
531 bp
486 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Strategic Income Fund
Chicago
40,000
 $                     40,000
0.01%
1.50%
0.00%
9/17/2004
Scudder Total Return Fund
Chicago
10,000
 $                     10,000
0.00%
1.50%
0.00%
9/17/2004
Total

50,000
 $                     50,000
0.02%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
009037AF9
639579AF8
729136AG6
Issuer
AINSWORTH LUMBER
NEBRASKA BOOK CO
PLIANT CORP
Underwriters
DBSI, Goldman Sachs
Citigroup, JP Morgan
CSFB, DBSI, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ANSCN Float 10/1/2010
NEBRK 8.625% 3/15/2012
PLIANT 11.125% 6/15/2009
Is the affiliate a manager or co-manager of offering?
Lead Manager
N/A
Joint Lead Manager
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/17/2004
2/8/2004
2/6/2004
Total dollar amount of offering sold to QIBs
 $                                                 175,000,000
 $                                                 175,000,000
 $                                                 306,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 175,000,000
 $                                                 175,000,000
 $                                                 306,000,000
Public offering price
 $                                                         100.00
 $                                                           99.50
 $                                                           73.63
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
2.50%
2.25%
Rating
B2/B+
Caa1/CCC+
B3/B
Current yield
5.66%
8.92%
12.84%
Benchmark vs Spread (basis points)
375 bp
531 bp
486 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Strategic Income Fund
Chicago
40,000
 $                     40,000
0.02%
1.25%
0.00%
9/17/2004
Scudder Total Return Fund
Chicago
10,000
 $                     10,000
0.01%
1.25%
0.00%
9/17/2004
Total

50,000
 $                     50,000
0.03%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
029912AP7
600814AH0
15101QAB4
Issuer
AMERICAN TOWER CORP
MIILICOM INTL
CELESTICA INC
Underwriters
CSFB, Bear Stearns, BNY, Calyon, Citigroup,
DBSI, Goldman Sachs, Greenwich, JP
Morgan, Rabobank, RBC, TD Securities
Morgan Stanley, Citigroup, CSFB, DBSI
Citigroup, BofA, DBSI, CIBC, CSFB,
McDonald, RBC, Scotia, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AMT 7.125% 10/15/2012
MICC 10% 12/1/2013
CLS 7.875% 7/1/2011
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/28/2004
11/19/2003
6/10/2004
Total dollar amount of offering sold to QIBs
 $                                                 300,000,000
 $                                                 550,000,000
 $                                                 500,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 300,000,000
 $                                                 550,000,000
 $                                                 500,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.00%
2.00%
Rating
Caa1/CCC
B3/B-
Ba3/B+
Current yield
7.13%
10.00%
7.88%
Benchmark vs Spread (basis points)
332 bp
602 bp
332 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Strategic Income Fund
Chicago
225,000
 $                   225,000
0.08%
-1.00%
0.21%
9/30/2004
Total

225,000
 $                   225,000
0.08%








Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
019622282
718286AW7
900123AU4
Issuer
ARIES VERMOGENSVERWALTNG
REPUGLIC OF PHILIPPINES
REPUBLIC OF TURKEY
Underwriters
DBSI, Goldman Sachs
CSFB, HSBC, UBS
JP Morgan, Lehman Brothers, ABN Amro,
Bear Stearns, Citigroup, Commerabank,
CSFB, Deutsche Bank AG London, HSBC,
HVB, Merrill Lynch International, T Vakiflar,
Turkiye Garanti
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ARIES 9.6% 10/25/2014
PHILIP 8.875% 3/17/2015
TURKEY 9% 6/30/2011
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
Co-Manager
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/1/2004
3/10/2004
6/24/2004
Total dollar amount of offering sold to QIBs
 $                                               2,435,500,000
 $                                                 500,000,000
 $                                                 750,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                               2,435,500,000
 $                                                 500,000,000
 $                                                 750,000,000
Public offering price
 $                                                         100.00
 $                                                           99.14
 $                                                           98.73
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.06%
0.08%
0.18%
Rating
Ba2/BB+
Ba2/BB
Ba/BB-
Current yield
9.60%
9.00%
9.25%
Benchmark vs Spread (basis points)
499.6 bp
478 bp
475 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Strategic Income Fund
Chicago
250,000
 $                   250,000
0.01%
12.25%
4.89%
9/30/2004
Total

250,000
 $                   250,000
0.01%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
058498ah9
058498ae6
69073taf0
Issuer
BALL CORP
BALL CORP
OWENS-BROCKWAY GLASS
CON
Underwriters
DSBI, Lehman, BofA, BancOne, BNP, Dresdner,
McDonald Investments, Morgan Stanley, Rabo
Securities
BofA, DBSI, Lehman, BancOne, BNP, Desdner, Cobank,
McDonald Investments, Suntrust, Wells Fargo
BofA, Citigroup, DBSI, BancOne,
BNP, Credit Lyonnais, Fleet,
Goldman, Scotia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
BLL 6.875%, 12/15/2012
BLL 6.875%, 12/15/2012
OI 7.75%, 5/15/2011
Is the affiliate a manager or co-manager of offering?
Joint Lead
Joint Lead
Joint Lead
Name of underwriter or dealer from which purchased
Lehman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/25/2003
12/5/2002
4/29/2003
Total dollar amount of offering sold to QIBs
 $                                                           250,000,000
 $                                                                 300,000,000
 $                              450,000,000
Total dollar amount of any concurrent public offering
 $                                                                          -
 $                                                                                -
 $                                             -
Total
 $                                                           250,000,000
 $                                                                 300,000,000
 $                              450,000,000
Public offering price
 $                                                                   102.00
 $                                                                         100.00
 $                                      100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.38%
1.50%
2.00%
Rating
Ba3/BB
Ba3/BB
B1/BB
Current yield
6.74%
6.88%
7.75%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering Purchased by
the Fund
Security
Performance
Fund Performance
Sell
Date*
Chicago Funds







Strategic Income Fund
Chicago
 $                            200,000
 $                    204,000
0.08%
-1.23%
-1.55%
8/8/2003
Total

 $                            200,000
 $                    204,000
0.08%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
07329UAA0
55801RAC4
960413AB8
Issuer
BCP CAYLUX HLDNG LUX SCA
HUNTSMAN LLC
WESTLAKE CHEMICAL CORP
Underwriters
BofA, DSBI, Morgan Stanley
CSFB, DBSI, CIBC, Citigroup, JP Morgan,
UBS
BofA, CSFB, DBSI, JP Morgan, CIBC,
Citigroup, Credit Lyonnais, Scotia Capital
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CAAGR 9.625%, 6/15/2014
HUNTSM 11.625%, 10/15/2010
WESLAK 8.75%, 4/15/2011
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Joint Lead manager
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/3/2004
9/16/2003
7/21/2003
Total dollar amount of offering sold to QIBs
 $                                               1,225,000,000
 $                                                 455,400,000
 $                                                 380,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                               1,225,000,000
 $                                                 455,400,000
 $                                                 380,000,000
Public offering price
 $                                                         100.00
 $                                                           98.82
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
4.00%
2.25%
1.75%
Rating
B3/B-
B2/B
Ba3/B+
Current yield
9.63%
11.89%
8.75%
Benchmark vs Spread (basis points)
491
612 bp
325 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Strategic Income Fund
Chicago
800,000
 $                   800,000
0.07%
3.62%
1.19%
6/30/2004
Scudder Total Return Fund
Chicago
195,000
 $                   195,000
0.02%
3.62%
1.09%
6/30/2004
Total

995,000
 $                   995,000
0.08%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
090572af5
816196ad1
338032aq8
Issuer
BIO-RAD LABORATORIES INC
SELECT MEDICAL CORP
FISHER SCIENTIFIC INTL
Underwriters
Goldman, Banc One, CSFB, DBSI, Robert Baird
JPM, Merrill, CIBC, Jefferies, SG Cowen, Siam,
Wachovia
JPM, CSFB, Lazard
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
BIO 7.5%, 8/15/2013
SEM 7.5%, 8/1/2013
FSH 8%, 9/1/2013
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/6/2003
7/29/2003
8/6/2003
Total dollar amount of offering sold to QIBs
 $                                                           225,000,000
 $                                                                 175,000,000
 $                              150,000,000
Total dollar amount of any concurrent public offering
 $                                                                          -
 $                                                                                -
 $                                             -
Total
 $                                                           225,000,000
 $                                                                 175,000,000
 $                              150,000,000
Public offering price
 $                                                                   100.00
 $                                                                         100.00
 $                                      100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
2.40%
1.38%
Rating
Ba3/BB-
B2/B
B2/B+
Current yield
7.50%
7.50%
8.00%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering Purchased by
the Fund
Security
Performance
Fund Performance
Sell
Date*
Chicago Funds







Strategic Income Fund
Chicago
 $                            320,000
 $                    320,000
0.14%
0.49%
1.71%
9/10/2003
Total Return Fund
Chicago
 $                              70,000
 $                      70,000
0.03%
0.49%
3.50%
9/10/2003
Total

 $                            390,000
 $                    390,000
0.17%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
097395AD9
861594AA7
38470RAA9
Issuer
BOISE CASCADE LLC
STONE CONTAINER FIN CAN
GRAHAM PACKAGING CO
Underwriters
JP Morgan, Lehman Brothers, DBSI, Goldman
Sachs
BofA, JP Morgan, Morgan Stanley, Citigroup,
DBSI, BNY Capital, Calyon, Scotia, SG
Cowen
Citigroup, DBSI, Goldman Sachs, ABN Amro,
Lehman Brothers
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
BOISE 7.125% 10/15/2014
SSCC 7.375% 7/15/2014
GRAHAM 8.5% 10/15/2012
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/15/2004
7/15/2004
9/29/2004
Total amount of offering sold to QIBs
400,000,000
200,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
400,000,000
200,000,000
250,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
0.90%
2.50%
Rating
B2/B+
B2/B
Caa1/CCC+
Current yield
7.13%
7.38%
8.50%
Benchmark vs Spread (basis points)
302 bp
246 bp
420 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Strategic Income Fund
Chicago
220,000
 $                   220,000
0.06%



Scudder Total Return Fund
Chicago
80,000
 $                     80,000
0.02%



Total

300,000
 $                   300,000
0.08%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
097395AA5
861594AA7
38470RAA9
Issuer
BOISE CASCADE LLC
STONE CONTAINER FIN CAN
GRAHAM PACKAGING CO
Underwriters
JP Morgan, Lehman Brothers, DBSI, Goldman
Sachs
BofA, JP Morgan, Morgan Stanley, Citigroup,
DBSI, BNY Capital, Calyon, Scotia, SG
Cowen
Citigroup, DBSI, Goldman Sachs, ABN Amro,
Lehman Brothers
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
BOISE FRN 10/15/2012
SSCC 7.375% 7/15/2014
GRAHAM 8.5% 10/15/2012
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/15/2004
7/15/2004
9/29/2004
Total amount of offering sold to QIBs
250,000,000
200,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
250,000,000
200,000,000
250,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
0.90%
2.50%
Rating
B1/B+
B2/B
Caa1/CCC+
Current yield
0.00%
7.38%
8.50%
Benchmark vs Spread (basis points)
302 bp
246 bp
420 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Strategic Income Fund
Chicago
120,000
 $                   120,000
0.05%



Scudder Total Return Fund
Chicago
45,000
 $                     45,000
0.02%



Total

165,000
 $                   165,000
0.07%








Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
ED4053168
05461YAA4
171871AB2
Issuer
CABLECOM LUXEMBOURG SCA
AXTEL SA
CINCINNATI BELL INC
Underwriters
Deutsche Bank AG London, Goldman Sachs,
JP Morgan, BNP Paribas, CSFB
CSFB
BofA, CSFB, Goldman Sachs
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CABCOM 9.75%, 4/15/2014
AXTEL 11%, 12/15/2013
CBB 7.25%, 7/15/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/1/2004
12/9/2003
1/15/2004
Total dollar amount of offering sold to QIBs
 $                                                 290,000,000
 $                                                 175,000,000
 $                                                 500,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 290,000,000
 $                                                 175,000,000
 $                                                 500,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.25%
2.00%
Rating
Caa1/CCC+
B2/B
B2/B-
Current yield
9.75%
11.00%
7.25%
Benchmark vs Spread (basis points)
561 bp
641 bp
464 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Strategic Income Fund
Chicago
60,000
 $                     60,000
0.02%
19.46%
-2.02%
6/30/2004
Total

60,000
 $                     60,000
0.02%








Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
01942725
019344088
019341976
Issuer
CAPITAL ONE BANK
CREDIT SUISSE FB USA INC
HOUSEHOLD FINANCE CORP
Underwriters
DBSI, JP Morgan, Barclays, CSFB, HSBC,
Wachovia
CSFB
HSBC, ABN, BofA, Barclays, Blaylock,
Citigroup, CSFB, JP Morgan, Morgan Stanley,
Ramierz & Co.
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
COF 5%, 6/15/2009
CRDSUI 4.7%, 6/1/2009
HSBC 4.75%, 5/15/2009
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Chase
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/2/2004
5/20/2004
5/19/2004
Total dollar amount of offering sold to QIBs
 $                                                 500,000,000
 $                                               1,350,000,000
 $                                               1,250,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 500,000,000
 $                                               1,350,000,000
 $                                               1,250,000,000
Public offering price
 $                                                           99.74
 $                                                           99.77
 $                                                           99.91
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.50%
3.00%
2.75%
Rating
Baa2/BBB-
Aa3/A+
A1/A
Current yield
5.06%
4.75%
4.77%
Benchmark vs Spread (basis points)
115 - 120 bp
82 - 85 bp
82 -85 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Total Return Fund
Chicago
2,195,000
 $
2,189,293
0.44%
0.55%
0.63%
6/30/2004
Total

2,195,000
 $
2,189,293
0.44%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
147446aa6
146900ab1
76168rac2

Issuer
CASE NEW HOLLAND INC
CASCADES INC
REXNORD CORP
Underwriters
Citigroup, DBSI, UBS, ABN, BofA, BNP, JP Morgan,
Merrill, SG Cowen
Salomon, Scotia, BMO Nexbitt, BNP, CIBC, Comerica,
NBC Capital, SoGen, TD Securities
Credit Suisse, DBSI, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CNH 9.25%, 8/1/2011
CASCN 7.25%, 2/15/2013
REX 10.125%, 12/15/2012
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
Joint Lead
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/29/2003
1/31/2003
11/19/2002
Total dollar amount of offering sold to QIBs
 $                                                           750,000,000
 $                                                                 450,000,000
 $                              225,000,000
Total dollar amount of any concurrent public offering
 $                                                                          -
 $                                                                                -
 $                                             -
Total
 $                                                           750,000,000
 $                                                                 450,000,000
 $                              225,000,000
Public offering price
 $                                                                     98.62
 $                                                                         100.00
 $                                      100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.97%
1.75%
2.75%
Rating
Ba3/BB-
BB+
B3/B-
Current yield
9.38%
7.25%
10.13%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering Purchased by
the Fund
Security
Performance
Fund Performance
Sell
Date*
Chicago Funds







Strategic Income Fund
Chicago
 $                            605,000
 $                    596,657
0.08%
8.88%
0.35%
9/9/2003
Total Return Fund
Chicago
 $                            170,000
 $                    167,656
0.02%
8.88%
2.96%
9/9/2003
Total

 $                            775,000
 $                    764,313
0.10%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
161175AA2
600814AH0
171871AB2
Issuer
CHARTER COMM OPT
MILLICOM INTL CELLULAR
CINCINNATI BELL INC
Underwriters
BofA, Citigroup, CSFB, JP Morgan, ABN,
Bank of New York, Bank of Montreal, BNP
Paribas, Credit Lyonnais, DBSI, Morgan
Stanley, Rabobank, Royal Bank of Scotland,
Scotia Capital, Societe Generale
Morgan Stanley, Citigroup, CSFB, DBSI
BofA, CSFB, Goldman Sachs
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CHTR 8%, 4/30/2012
MICC 10%, 12/1/2013
CBB 7.25%, 7/15/2013
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Manager
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/20/2004
11/19/2003
1/15/2004
Total dollar amount of offering sold to QIBs
 $                                               1,100,000,000
 $                                                 550,000,000
 $                                                 500,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                               1,100,000,000
 $                                                 550,000,000
 $                                                 500,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.88%
2.00%
2.00%
Rating
B2/B-
B3/B-
B2/B-
Current yield
8.00%
10.00%
7.25%
Benchmark vs Spread (basis points)
387 bp
336 bp
464 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Strategic Income Fund
Chicago
155,000
 $                   155,000
0.01%
0.00%
0.00%
4/20/2004
Scudder Total Return Fund
Chicago
40,000
 $                     40,000
0.00%
0.00%
0.00%
4/20/2004
Total

195,000
 $                   195,000
0.02%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
165167BH9
165167BC0
870738AE1
Issuer
CHESAPEAKE ENERGY CORP
CHESAPEAK ENERGY CORP
SWIFT ENERGY CO
Underwriters
UBS, BofA, Bear Stearns, Lehman Brothes,
Morgan Stanley, Citigroup, CSFB, DBSI,
Raymond James, RBC Capital, Bank of
Oklahoma, Barclays, BNP Paribas, Calyon
Securities, Comerica Bank, SunTrust, TD
Securities
Bear Stearns, CSFB, Salomon
CSFB, Banc One, BNP Paribas, CIBC, DBSI,
Jefferies
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CHK 7 8/15/2014
CHK 7.5% 9/13/2009
SFY 7.625% 7/15/2011
Is the affiliate a manager or co-manager of offering?
Sr Co-Manager
N/A
Co-Manager
Name of underwriter or dealer from which purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/28/2004
9/15/2003
6/9/2004
Total dollar amount of offering sold to QIBs
 $                                                 300,000,000
 $                                                 300,000,000
 $                                                 150,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 300,000,000
 $                                                 300,000,000
 $                                                 150,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
2.00%
2.25%
Rating
Ba3/BB-
Ba3/BB-
B1/BB-
Current yield
7.00%
7.50%
7.63%
Benchmark vs Spread (basis points)
241 bp
226 bp
286 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Strategic Income Fund
Chicago
100,000
 $                   100,000
0.03%
2.72%
1.54%
8/17/2004
Scudder Total Return Fund
Chicago
25,000
 $                     25,000
0.01%
2.72%
-0.59%
8/17/2004
Total

125,000
 $                   125,000
0.04%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
165167BF3
283703AA4
40274WAA2
Issuer
CHESAPEAKE ENERGY CORP
EL PASO PRODUCTION HLDG
GULFTERRA ENERGY PARTNER
Underwriters
BofA, Bear Stearns, CSFB, Lehman, Banc
One, BNP, Citigroup, Comerica, Credit
Lyonnais, DBSI, Morgan Stanley, Raymond
James, RBC, Suntrust, TD Securities, UBS,
Wells Fargo
Citigroup, CSFB, BofA, DBSI, Lehman, Scotia
CSFB, JP Morgan, Wachovia, Banc One,
BNP, Credit Lyonnais, Fortis, Royal Bank of
Scotland, Scotia, SunTrust
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CHK 7.5%, 6/15/2014
EP 7.75%, 6/1/2013
GTM 6.25%, 6/1/2010
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Manager
N/A
Name of underwriter or dealer from which purchased
Bear Stearns
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/20/2004
5/20/2003
6/26/2003
Total dollar amount of offering sold to QIBs
 $                                                 300,000,000
 $                                               1,200,000,000
 $                                                 250,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 300,000,000
 $                                               1,200,000,000
 $                                                 250,000,000
Public offering price
 $                                                           98.27
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
25.00%
1.75%
Rating
Ba3/BB-
B3/B-
Ba3/BB
Current yield
7.75%
7.75%
6.25%
Benchmark vs Spread (basis points)
302 bp
444 bp
195 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Strategic Income Fund
Chicago
160,000
 $                   157,230
0.05%
4.81%
2.22%
6/30/2004
Scudder Total Return Fund
Chicago
40,000
 $                     39,308
0.01%
4.81%
2.63%
6/30/2004
Total

200,000
 $                   196,538
0.07%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
125896au4
843452ba0
00130hbb0
Issuer
CMS ENERGY CORP
SOUTHERN NATURAL GAS
AES CORPORATION
Underwriters
Citigroup, DBSI, Merrill
CSFB, Salomon, ABN, BofA, BnP, JPM
Citigroup, Bank of Tokyo, Credit
Lyonnais, DBSI, Lehman, SoGen,
UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CMS 7.75%, 8/1/2010
EP 8.875%, 3/15/2010
AES 9%, 5/15/2015
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
Co-Manager
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/9/2003
2/28/2003
5/1/2003
Total dollar amount of offering sold to QIBs
 $                                                           300,000,000
 $                                                                 400,000,000
 $                              600,000,000
Total dollar amount of any concurrent public offering
 $                                                                          -
 $                                                                                -
 $                                             -
Total
 $                                                           300,000,000
 $                                                                 400,000,000
 $                              600,000,000
Public offering price
 $                                                                     98.67
 $                                                                           98.72
 $                                      100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.50%
2.25%
Rating
B3/B+
B1/B+
B2/B+
Current yield
7.85%
8.99%
9.00%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering Purchased by
the Fund
Security
Performance
Fund Performance
Sell
Date*
Chicago Funds







Strategic Income Fund
Chicago
 $                            285,000
 $                    281,204
0.09%
0.59%
0.00%
7/17/2003
Total Return Fund
Chicago
 $                              65,000
 $                      64,134
0.02%
0.59%
0.00%
7/17/2003
Total

 $                            350,000
 $                    345,338
0.12%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
20589QAK5
090572AF5
018012294
Issuer
CONCENTRA OPERATING CORP
BIO-RAD LABORATORIES INC
NEIGHBORCARE INC
Underwriters
Citigroup, CSFB, DBSI, Jefferies, JP Morgan
Goldman Sachs, Banc One, CSFB, DBSI,
Robert W. Baird
Goldman Sachs, Lehman Brothers, UBS, JP
Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CCMC 9.125%, 6/1/2012
BIO 7.5%, 8/15/2013
NCRX 6.875%, 11/15/2013
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Manager
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/25/2004
8/6/2003
10/29/2003
Total dollar amount of offering sold to QIBs
 $                                                 155,000,000
 $                                                 225,000,000
 $                                                 250,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 155,000,000
 $                                                 225,000,000
 $                                                 250,000,000
Public offering price
 $                                                           98.61
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
3.00%
1.75%
2.75%
Rating
B3/B-
Ba3/BB-
Ba3/B+
Current yield
9.38%
7.50%
6.88%
Benchmark vs Spread (basis points)
482 bp
249 bp
241 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Strategic Income Fund
Chicago
80,000
 $                     78,890
0.05%
1.79%
0.00%
5/25/2004
Scudder Total Return Fund
Chicago
20,000
 $                     19,723
0.01%
1.78%
0.00%
5/25/2004
Total

100,000
 $                     98,613
0.06%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
20903HAA6
171871AA4
600814AH0
Issuer
CONSOLIDATED COMM HLD
CINCINNATI BELL INC
MILLICOM INTL CELLULAR
Underwriters
Citigroup, CSFB, DBSI
BofA, CSFB, Goldman Sachs, Fleet,
McDonald, PNC Capital, RBC Capital,
Wachovia
Morgan Stanley, Citigroup, CSFB, DBSI
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CONCOM 9.75%, 4/1/2012
CBB 7.25%, 7/15/2013
MICC 10%, 12/1/2013
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
Co-Manager
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/2/2004
7/2/2003
11/19/2003
Total dollar amount of offering sold to QIBs
 $                                                 200,000,000
 $                                                 500,000,000
 $                                                 550,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 200,000,000
 $                                                 500,000,000
 $                                                 550,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.00%
2.00%
Rating
B3/B-
B2/B-
B3/B-
Current yield
9.75%
7.25%
10.00%
Benchmark vs Spread (basis points)
594 bp
464 bp
582 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Strategic Income Fund
Chicago
375,000
 $                   375,000
0.19%
1.50%
-1.39%
6/30/2004
Scudder Total Return Fund
Chicago
100,000
 $                   100,000
0.05%
1.50%
-0.74%
6/30/2004
Total

475,000
 $                   475,000
0.24%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
246626AM7
784635AH7
74962JAB5
Issuer
DELCO REMY INTL INC
SPX CORPORATION
RJ TOWER CORP
Underwriters
CSFB, DBSI, Wachovia
JP Morgan, Goldman Sachs, Lazard, Lehman,
UBS
BofA, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
RMY 9.375%, 4/15/2012
SPW 6.25%, 6/15/2011
TWR 12%, 6/1/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/8/2004
6/5/2003
6/6/2003
Total dollar amount of offering sold to QIBs
 $                                                 150,000,000
 $                                                 300,000,000
 $                                                 258,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 150,000,000
 $                                                 300,000,000
 $                                                 258,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                           97.21
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
1.75%
2.25%
Rating
B3/CCC+
Ba3/BB+
B1/B-
Current yield
9.38%
6.25%
12.34%
Benchmark vs Spread (basis points)
548 bp
146 bp
779 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Strategic Income Fund
Chicago
205,000
 $                   205,000
0.14%
-1.03%
-1.50%
4/21/2004
Total

205,000
 $                   205,000
0.14%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
125896au4
843452ba0
00130hbb0
Issuer
CMS ENERGY CORP
SOUTHERN NATURAL GAS
AES CORPORATION
Underwriters
Citigroup, DBSI, Merrill
CSFB, Salomon, ABN, BofA, BnP, JPM
Citigroup, Bank of Tokyo, Credit
Lyonnais, DBSI, Lehman, SoGen,
UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CMS 7.75%, 8/1/2010
EP 8.875%, 3/15/2010
AES 9%, 5/15/2015
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
Co-Manager
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/9/2003
2/28/2003
5/1/2003
Total dollar amount of offering sold to QIBs
 $                                                           300,000,000
 $                                                                 400,000,000
 $                              600,000,000
Total dollar amount of any concurrent public offering
 $                                                                          -
 $                                                                                -
 $                                             -
Total
 $                                                           300,000,000
 $                                                                 400,000,000
 $                              600,000,000
Public offering price
 $                                                                     98.67
 $                                                                           98.72
 $                                      100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.50%
2.25%
Rating
B3/B+
B1/B+
B2/B+
Current yield
7.85%
8.99%
9.00%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering Purchased by
the Fund
Security
Performance
Fund Performance
Sell
Date*
Chicago Funds







Strategic Income Fund
Chicago
 $                            285,000
 $                    281,204
0.09%
0.59%
0.00%
7/17/2003
Total Return Fund
Chicago
 $                              65,000
 $                      64,134
0.02%
0.59%
0.00%
7/17/2003
Total

 $                            350,000
 $                    345,338
0.12%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
252126ab3
252125aa7
74157kag6
Issuer
DEX MEDIA WEST/FINANCE
DEX MEDIA EAST LLC/FIN
PRIMEDIA INC
Underwriters
BofA, DBSI, JPM, Lehman, Wachovia, Bear Stearns,
Credit Lyonnais, ING, RBS, Scotia
BofA, DBSI, JPM, Lehman, Wachovia, Bear Stearns,
Scotia
BofA, Citigroup, JPM BNY, Fleet,
Lehman, Scotia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
DXMW 9.875%, 8/15/2013
DXME 9.875%, 11/15/2009
PRM 8%, 5/15/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead
Joint Lead
N/A
Name of underwriter or dealer from which purchased
JPM
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/15/2003
10/30/2002
5/8/2003
Total dollar amount of offering sold to QIBs
 $                                                           780,000,000
 $                                                                 450,000,000
 $                              300,000,000
Total dollar amount of any concurrent public offering
 $                                                                          -
 $                                                                                -
 $                                             -
Total
 $                                                           780,000,000
 $                                                                 450,000,000
 $                              300,000,000
Public offering price
 $                                                                   100.00
 $                                                                         100.00
 $                                      100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
2.50%
1.75%
Rating
B3/B
B2/B
B3/B
Current yield
9.88%
9.88%
8.00%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering Purchased by
the Fund
Security
Performance
Fund Performance
Sell
Date*
Chicago Funds







Strategic Income Fund
Chicago
 $                          1,090,000
 $                 1,090,000
0.14%
11.38%
1.49%
8/29/2003
Total Return Fund
Chicago
 $                            250,000
 $                    250,000
0.03%
11.38%
1.98%
8/29/2003
Total

 $                          1,340,000
 $                 1,340,000
0.17%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
26816lal6
843452ba0
17302XAC0
Issuer
DYNEGY HOLDINGS INC
SOUTHERN NATURAL GAS
CITGO PETROLEUM CORP
Underwriters
DBSI, CSFB, BofA, JPM Morgan Stanley, Citigroup,
Lehman
CSFB, Salomon, ABN, BofA, BNP, JPM
CSFB, JPM, BNP, BNY Capital,
Mizuho, SG Cowen, SunTrust
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
DYN 9.875%, 7/15/2010
EP 8.875%, 3/15/2010
CITPET 11.375%, 2/1/2011
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/1/2003
2/28/2003
2/20/2003
Total dollar amount of offering sold to QIBs
 $                                                           525,000,000
 $                                                                 400,000,000
 $                              550,000,000
Total dollar amount of any concurrent public offering
 $                                                                          -
 $                                                                                -
 $                                             -
Total
 $                                                           525,000,000
 $                                                                 400,000,000
 $                              550,000,000
Public offering price
 $                                                                     99.37
 $                                                                           98.72
 $                                        99.38
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.50%
2.13%
Rating
B3/B-
B1/B+
Ba3/BB-
Current yield
9.94%
8.99%
11.45%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering Purchased by
the Fund
Security
Performance
Fund Performance
Sell
Date*
Chicago Funds







Strategic Income Fund
Chicago
 $                            590,000
 $                    586,289
0.11%
-3.20%
-0.45%
8/18/2003
Total Return Fund
Chicago
 $                              85,000
 $                      84,465
0.02%
-3.20%
1.12%
8/18/2003
Total

 $                            675,000
 $                    670,754
0.13%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
26816lap7
17302xac0
283703aa4
Issuer
DYNEGY HOLDINGS INC
CITGO PETROLEUM CORP
EL PASO PRODUCTION HLDG
Underwriters
DBSI, CSFB, BofA, JPM, Morgan Stanley, Citigroup,
Lehman
CSFB, JPM, BNP, BNY Capital, Mizuho, SG Cowen,
Sun
Trust
Citigroup, CSFB, BofA, DBSI,
Lehman, Scotia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
DYN 10.125%, 7/15/2013
CITPET 11.375%, 2/1/2011
EP 7.75%, 6/1/2013
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
Co-Manager
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/1/2003
2/20/2003
5/20/2003
Total dollar amount of offering sold to QIBs
 $                                                           700,000,000
 $                                                                 550,000,000
 $                           1,200,000,000
Total dollar amount of any concurrent public offering
 $                                                                          -
 $                                                                                -
 $                                             -
Total
 $                                                           700,000,000
 $                                                                 550,000,000
 $                           1,200,000,000
Public offering price
 $                                                                     99.22
 $                                                                           99.38
 $                                      100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.13%
2.50%
Rating
B3/B-
Ba3/BB-
B2/B+
Current yield
10.20%
11.45%
7.75%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering Purchased by
the Fund
Security
Performance
Fund Performance
Sell
Date*
Chicago Funds







Strategic Income Fund
Chicago
 $                            590,000
 $                    585,391
0.08%
7.83%
3.20%
9/24/2003
Total Return Fund
Chicago
 $                              85,000
 $                      84,334
0.01%
7.83%
2.75%
9/24/2003
Total

 $                            675,000
 $                    669,725
0.10%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
269246AE4
007503385
216845AD9
Issuer
E*TRADE FINANCIAL CORP
DOLLAR FINANCIAL GROUP
COOPERATIVE COMPUTING
Underwriters
Morgan Stanley, CSFB, DBSI, Sandler O'Neill
Fleet
JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ET 8%, 6/15/2011
DOLLAR 10.875%, 11/15/2006
COOPCP 10.5%, 6/15/2011
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/2/2004
11/12/1996
6/13/2003
Total dollar amount of offering sold to QIBs
 $                                                 400,000,000
 $                                                 109,800,000
 $                                                 157,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 400,000,000
 $                                                 109,800,000
 $                                                 157,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                           98.69
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.50%
3.00%
2.75%
Rating
B1/B+
B
B2/B+
Current yield
8.00%
10.88%
10.77%
Benchmark vs Spread (basis points)
361 bp
528 bp
529 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Strategic Income Fund
Chicago
650,000
 $                   650,000
0.16%
-0.50%
1.42%
6/30/2004
Scudder Total Return Fund
Chicago
230,000
 $                   230,000
0.06%
-0.50%
0.63%
6/30/2004
Total

880,000
 $                   880,000
0.22%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
28257pab1
053499AB5
98158EAA1
Issuer
EIRCOM FUNDING
AVAYA INC
WORLDSPAN LP/WS FIN CORP
Underwriters
Barclays, DBSI, Goldman, Morgan Stanley,
Salomon, RBS, Allied Irish Bank, Davy Stockbrokers
Citigroup, CSFB
DBSI, Lehman, Citigroup, JP
Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
EIRCOM 8.25%, 8/15/2013
AV 11.25%, 4/1/2009
WORLDS 0.625%, 6/15/2011
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
Joint Lead
Name of underwriter or dealer from which purchased
Barclays
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/29/2003
3/22/2003
6/24/2003
Total dollar amount of offering sold to QIBs
 $                                                           250,000,000
 $                                                                                -
 $                              280,000,000
Total dollar amount of any concurrent public offering
 $                                                                          -
 $                                                                 640,000,000
 $                                             -
Total
 $                                                           250,000,000
 $                                                                 640,000,000
 $                              280,000,000
Public offering price
 $                                                                   100.00
 $                                                                           98.81
 $                                      100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.23%
3.00%
Rating
B1/BB+
B2/B+
B2/B-
Current yield
8.25%
11.26%
9.63%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering Purchased by
the Fund
Security
Performance
Fund Performance
Sell
Date*
Chicago Funds







Strategic Income Fund
Chicago
 $                            205,000
 $                    205,000
0.08%
1.36%
-0.89%
8/12/2003
Total Return Fund
Boston
 $                              50,000
 $                      50,000
0.02%
1.36%
0.12%
8/12/2003
Total

 $                            255,000
 $                    255,000
0.10%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
292506AA0
98385XAD8
91913YAK6
Issuer
ENCANA HLDINGS FIN CORP
XTO ENERGY INC
VALERO ENERGY CORP
Underwriters
DBSI, Morgan Stanley, ABN Amro, BofA,
BNP, CIBC, Citigroup, CSFB, HSBC, JP
Morgan, Lehman Brothers, Merrill Lynch, RBC
Capital, Scotia, TD Securities, UBS
JP Morgan, Lehman Brothers, ABN Amro,
BofA, Banc One, BNP, BNY, Citigroup, Credit
Lyonnais, Fleet, Harris Nesbitt, Morgan
Stanley, Scotia, UBS, Wachovia
Barclays, Lehman Brothers, BNP,Citigroup,
Credit Agricole, Mizuho Intl, Morgan Stanley,
RBC Capital, Scotia, Sunrust
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ECACN 5.8%, 5/1/2014
XTO 4.9%, 2/1/2014
VLO 4.75%, 4/1/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/10/2004
4/14/2004
3/22/2004
Total dollar amount of offering sold to QIBs
 $                                               1,000,000,000
 $                                                 500,000,000
 $                                                 200,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                               1,000,000,000
 $                                                 500,000,000
 $                                                 200,000,000
Public offering price
 $                                                           99.61
 $                                                           99.34
 $                                                           99.60
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.65%
0.93%
0.65%
Rating
Baa1/A-
Baa3/BBB-
Baa3/BBB
Current yield
5.85%
4.99%
4.80%
Benchmark vs Spread (basis points)
107 bp
100 bp
107 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Total Return Fund
Chicago
6,550,000
 $
6,524,717
0.66%
2.13%
2.75%
6/30/2004
Total

6,550,000
 $
6,524,717
0.66%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
29267HAA7
03937LAA3
04621XAD0
Issuer
ENDURANCE SPECIALTY HLDG
ARCH CAPITAL GROUP LTD
ASSURANT INC
Underwriters
Barclays Capital, JP Morgan, BofA, BNY,
Calyon, Comerica, DBSI, ING, Wachovia
Goldman Sachs, JP Morgan, BofA, CSFB,
Merrill Lynch, Wachovia
Banc One, Citigroup, Morgan Stanley
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ENH 7% 7/15/2034
ACGL 7.35% 5/1/2034
AIZ 6.75% 2/15/2034
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/8/2004
4/29/2004
2/18/2004
Total dollar amount of offering sold to QIBs
 $                                                 250,000,000
 $                                                 300,000,000
 $                                                 475,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 250,000,000
 $                                                 300,000,000
 $                                                 475,000,000
Public offering price
 $                                                           99.11
 $                                                           99.69
 $                                                           97.80
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.88%
0.88%
0.88%
Rating
Baa1/BBB
BBB-/BBB-
Baa2/BBB+
Current yield
7.07%
7.38%
6.93%
Benchmark vs Spread (basis points)
185 bp
156 bp
156 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Total Return Fund
Chicago
1,815,000
 $
1,798,810
0.73%
2.22%
0.64%
9/30/2004
Total

1,815,000
 $
1,798,810
0.73%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
35687MAC1
78402UAA1
65332VBF9
Issuer
FREESCALE SEMICONDUCTOR
SBA TELECOMM
NEXTEL COMMUNICATIONS
Underwriters
Citigroup, Goldman Sachs, JP Morgan, Bof A,
CSFB, DBSI, Merrill Lynch, ABN Amro
Lehman Brothers, Citigroup, DBSI, Merrill
Lynch, TD Securities
CSFB, JP Morgan, Citigroup, Deutsche Bank
AG, Scotia Capital, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
FSL 7.125% 7/15/2014
SBAC 9.75% 12/15/2011
NXTL 5.95% 3/15/2014
Is the affiliate a manager or co-manager of offering?
Co-Lead Manager
Co-Manager
Co-Manager
Name of underwriter or dealer from which purchased
N/A
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/16/2004
12/8/2003
3/16/2004
Total dollar amount of offering sold to QIBs
 $                                                 500,000,000
 $                                                 402,024,000
 $                                                 500,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 500,000,000
 $                                                 402,024,000
 $                                                 500,000,000
Public offering price
 $                                                         100.00
 $                                                           68.40
 $                                                           97.80
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.25%
1.50%
Rating
Ba2/BB+
Caa1/CCC-
Ba3/BB
Current yield
7.13%
10.95%
6.26%
Benchmark vs Spread (basis points)
275 bp
495 bp
208 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Strategic Income Fund
Chicago
200,000
 $                   200,000
0.04%
1.25%
0.00%
7/16/2004
Scudder Total Return Fund
Chicago
50,000
 $                     50,000
0.01%
1.25%
0.00%
7/16/2004
Total

250,000
 $                   250,000
0.05%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
35687MAA5
78402UAA1
65332VBF9
Issuer
FREESCALE SEMICONDUCTOR
SBA TELECOMM
NEXTEL COMMUNICATIONS
Underwriters
Citigroup, Goldman Sachs, JP Morgan, BofA,
CSFB, DBSI, Merrill Lynch, ABN Amro
Lehman Brothers, Citigroup, DBSI, Merrill
Lynch, TD Securities
CSFB, JP Morgan, Citigroup, Deutsche Bank
AG, Scotia Capital, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
FSL Float 7/15/2009
SBAC 9.75% 12/15/2011
NXTL 5.95% 3/15/2014
Is the affiliate a manager or co-manager of offering?
Co-Lead Manager
Co-Manager
Co-Manager
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/16/2004
12/8/2003
3/16/2004
Total dollar amount of offering sold to QIBs
 $                                                 400,000,000
 $                                                 402,024,000
 $                                                 500,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 400,000,000
 $                                                 402,024,000
 $                                                 500,000,000
Public offering price
 $                                                         100.00
 $                                                           68.40
 $                                                           97.80
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.25%
1.50%
Rating
Ba2/BB+
Caa1/CCC-
Ba3/BB
Current yield
4.38%
10.95%
6.26%
Benchmark vs Spread (basis points)
275 bp
495 bp
208 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Strategic Income Fund
Chicago
120,000
 $                   120,000
0.03%
1.13%
0.00%
7/16/2004
Scudder Total Return Fund
Chicago
30,000
 $                     30,000
0.01%
1.13%
0.00%
7/16/2004
Total

150,000
 $                   150,000
0.04%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
368266AA0
71645WAG6
ED1526349
Issuer
GAZ CAPITAL
PETROBRAS INTL FINANCE
GAZ CAPITAL (GAZPROM)
Underwriters
CSFB, DBSI
Bear Stearns, DBSI, HSBC, Santander
Deutsche Bank AG London, UBS, ABN,
Commerzbank, CSFB, Dresdner, HBV, JP
Morgan, Merrill Lynch, Morgan Stanley,
Renaissance Cpaital, Rosbank
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GAZPRU 8.625%, 4/28/2034
PETBRA 9.125%, 7/2/2013
GAZPRU 7.8%, 9/27/2010
Is the affiliate a manager or co-manager of offering?
Joint Lead
Joint Lead
Joint Lead
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/23/2004
6/27/2003
9/16/2003
Total dollar amount of offering sold to QIBs
 $                                               1,200,000,000
 $                                                 750,000,000
 $                                               1,000,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                               1,200,000,000
 $                                                 750,000,000
 $                                               1,000,000,000
Public offering price
 $                                                         100.00
 $                                                           99.20
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.00%
0.95%
0.45%
Rating
Ba2/BB-
Ba2/BB
BB-/BB
Current yield
8.63%
9.25%
7.80%
Benchmark vs Spread (basis points)
417.5 bp
340 bp
434 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Strategic Income Fund
Chicago
455,000
 $                   455,000
0.04%
-3.13%
-0.44%
6/30/2004
Total

455,000
 $                   455,000
0.04%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
38470RAA9
639579AF8
729136AG6
Issuer
GRAHAM PACKAGING CO
NEBRASKA BOOK CO
PLIANT CORP
Underwriters
Citigroup, DBSI, Goldman Sachs, ABN Amro,
Lehman Brothers
Citigroup, JP Morgan
CSFB, DBSI, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GRAHAM 8.5% 10/15/2012
NEBRK 8.625% 3/15/2012
PLIANT 11.125% 6/15/2009
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
Joint Lead Manager
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/29/2004
2/8/2004
2/6/2004
Total dollar amount of offering sold to QIBs
 $                                                 250,000,000
 $                                                 175,000,000
 $                                                 306,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 250,000,000
 $                                                 175,000,000
 $                                                 306,000,000
Public offering price
 $                                                         100.00
 $                                                           99.50
 $                                                           73.63
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.50%
2.25%
Rating
Caa2/CCC+
Caa1/CCC+
B3/B
Current yield
8.50%
8.92%
12.84%
Benchmark vs Spread (basis points)
462 bp
531 bp
486 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Strategic Income Fund
Chicago
265,000
 $                   265,000
0.11%
2.00%
0.21%
9/30/2004
Total

265,000
 $                   265,000
0.11%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
38470RAB7
639579AF8
729136AG6
Issuer
GRAHAM PACKAGING CO
NEBRASKA BOOK CO
PLIANT CORP
Underwriters
Citigroup, DBSI, Goldman Sachs, ABN Amro,
Lehman Brothers
Citigroup, JP Morgan
CSFB, DBSI, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GRAHAM 9.875% 10/15/2014
NEBRK 8.625% 3/15/2012
PLIANT 11.125% 6/15/2009
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
Joint Lead Manager
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/29/2004
2/8/2004
2/6/2004
Total dollar amount of offering sold to QIBs
 $                                                 375,000,000
 $                                                 175,000,000
 $                                                 306,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 375,000,000
 $                                                 175,000,000
 $                                                 306,000,000
Public offering price
 $                                                         100.00
 $                                                           99.50
 $                                                           73.63
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.50%
2.25%
Rating
Caa2/CCC+
Caa1/CCC+
B3/B
Current yield
9.88%
8.92%
12.84%
Benchmark vs Spread (basis points)
578 bp
531 bp
486 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Strategic Income Fund
Chicago
225,000
 $                   225,000
0.06%
2.22%
0.00%
9/29/2004
Total

225,000
 $                   225,000
0.06%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
38869paa2
384700AH3
729136ad3
Issuer
GRAPHIC PACKAGING INTL
GRAHAM PACKAGING/GPC CAP
PLIANT CORP
Underwriters
DBSI, Goldman, JPM, CSFB, Citigroup, Morgan
Stanley
DBSI, Citigroup
JPM, DBSI, CSFB
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GPK 8.5%, 8/15/2011
GRAHAM 8.75%, 1/15/2008
PLIANT 11.125%, 9/1/2009
Is the affiliate a manager or co-manager of offering?
Joint Lead
Lead Manager
Co-Manager
Name of underwriter or dealer from which purchased
Goldman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/1/2003
5/22/2003
5/22/2003
Total dollar amount of offering sold to QIBs
 $                                                           425,000,000
 $                                                                 100,000,000
 $                              250,000,000
Total dollar amount of any concurrent public offering
 $                                                                          -
 $                                                                                -
 $                                             -
Total
 $                                                           425,000,000
 $                                                                 100,000,000
 $                              250,000,000
Public offering price
 $                                                                   100.00
 $                                                                           99.00
 $                                      100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.75%
2.50%
Rating
B2/B-
Caa1/CCC+
B3/B-
Current yield
8.50%
8.84%
11.13%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering Purchased by
the Fund
Security
Performance
Fund Performance
Sell
Date*
Chicago Funds







Strategic Income Fund
Chicago
 $                            410,000
 $                    410,000
0.10%
8.76%
1.49%
9/9/2003
Total Return Fund
Chicago
 $                            105,000
 $                    105,000
0.02%
8.76%
3.60%
9/9/2003
Total

 $                            515,000
 $                    515,000
0.12%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
020084936
828709AE5
74112BAA3
Issuer
GROHE HOLDING GMBH
SIMMONS CO
PRESTIGE BRANDS INC
Underwriters
Ctigroup, CSFB, Deutsche Bank AG London
DBSI, Goldman Sachs, UBS
BofA, Citigroup, Merrill Lynch
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GROHE 8.625% 10/1/2014
SIMMON 7.875% 1/15/2014
PREBRA 9.25% 4/15/2012
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/15/2004
12/10/2003
3/30/2004
Total dollar amount of offering sold to QIBs
 $                                                 407,058,517
 $                                                 200,000,000
 $                                                 210,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 407,058,517
 $                                                 200,000,000
 $                                                 210,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.75%
2.50%
Rating
B3/B-
Caa1/B-
Caa1/CCC+
Current yield
8.63%
7.88%
9.25%
Benchmark vs Spread (basis points)
462 bp
336 bp
550 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Strategic Income Fund
Chicago
215,000
 $                   215,000
0.05%
26.88%
0.72%
9/30/2004
Total

215,000
 $                   215,000
0.05%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
43325maa7
58984waa5
757346aa9
Issuer
HINES NURSERIES INC
MERISANT COMPANY
REDDY ICE GROUP INC
Underwriters
CSFB, DBSI
CSFB, Banc One, Wachovia
Bear Stearns, CIBC, CSFB
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
HORT 10.25%, 10/1/2011
MERISA 9.5%, 7/15/2013
ICY 8.875%, 8/1/2011
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/22/2003
6/27/2003
7/17/2003
Total dollar amount of offering sold to QIBs
 $                                                           175,000,000
 $                                                                 225,000,000
 $                              152,000,000
Total dollar amount of any concurrent public offering
 $                                                                          -
 $                                                                 225,000,000
 $                              152,000,000
Total
 $                                                           175,000,000
 $                                                                 450,000,000
 $                              304,000,000
Public offering price
 $                                                                   100.00
 $                                                                         100.00
 $                                        99.30
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
3.00%
2.75%
Rating
B3/B
B2/B
B3/B-
Current yield
10.25%
9.50%
8.94%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering Purchased by
the Fund
Security
Performance
Fund Performance
Sell
Date*
Chicago Funds







Strategic Income Fund
Chicago
 $                            360,000
 $                    360,000
0.21%
4.50%
0.57%
9/30/2003
Total Return Fund
Chicago
 $                              50,000
 $                      50,000
0.03%
4.50%
-1.06%
9/30/2003
Total

 $                            410,000
 $                    410,000
0.23%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
44701rac4
297659ak0
453258aq8
Issuer
HUNTSMAN LLC
ETHYL CORPORATION
INCO LTD
Underwriters
CSFB, DBSI, CIBC, Citigroup, JPM, UBS
CSFB, Sun Trust, UBS
Morgan Stanley, Salomon, Bank
of Montreal, Bank of Nova Scotia,
CSFB, JPMorgan, Merrill, RBC
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
HUNTSM 11.625%, 10/15/2010
EY 8.875%, 5/1/2010
N 3.5%, 3/14/2052
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/16/2003
4/15/2003
3//4
Total dollar amount of offering sold to QIBs
 $                                                           380,000,000
 $                                                                 150,000,000
 $                              220,000,000
Total dollar amount of any concurrent public offering
 $                                                                          -
 $                                                                                -
 $                                             -
Total
 $                                                           380,000,000
 $                                                                 150,000,000
 $                              220,000,000
Public offering price
 $                                                                     98.82
 $                                                                         100.00
 $                                      100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.75%
2.50%
Rating
B2/B
B2/B
Ba1/BB+
Current yield
11.76%
8.88%
3.50%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering Purchased by
the Fund
Security
Performance
Fund Performance
Sell
Date*
Chicago Funds







Strategic Income Fund
Chicago
 $                            265,000
 $                    261,860
0.07%
0.31%
1.46%
9/30/2003
Total Return Fund
Chicago
 $                              50,000
 $                      49,408
0.01%
0.31%
-1.65%
9/30/2003
Total

 $                            315,000
 $                    311,268
0.08%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
45248GAA9
01958XBD8
977255AA6
Issuer
IMCO RECYCLING ESCROW
ALLIED WASTE NORTH AMERICA
WISE METALS GROUP LLC
Underwriters
Citigroup, DBSI, Keybanc, LaSalle, Natcity,
PNC Capital, Wachovia
Citigroup, DBSI, CSFB, JP Morgan, UBS
DBSI, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
IMR 9% 9/15/2014
AW 5.75% 2/15/2011
WISMET 10.25% 5/15/2012
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Lead Manager
Lead Manager
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/29/2004
1/21/2004
4/30/2004
Total amount of offering sold to QIBs
125,000,000
400,000,000
150,000,000
Total amount of any concurrent public offering
0
0
0
Total
125,000,000
400,000,000
150,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
1.63%
2.75%
Rating
B3/B-
B2/BB-
B2/B
Current yield
9.00%
5.75%
10.25%
Benchmark vs Spread (basis points)
495 bp
329 bp
569 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Strategic Income Fund
Chicago
20,000
 $                     20,000
0.02%



Total

20,000
 $                     20,000
0.02%








Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
47215QAD6
594079AC9
72347CAA2
Issuer
JEAN COUTU GROUP PJC INC
MICHAEL FOODS
PINNACLE FOODS HOLDING
Underwriters
DBSI, Merrill Lynch, National Bank
BofA, DBSI, UBS
DBSI, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
JEACOU 7.625% 8/1/2012
MICFOO 8% 11/15/2013
PFHC 8.25% 12/1/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/20/2004
5/15/2004
11/20/2003
Total dollar amount of offering sold to QIBs
 $                                                 350,000,000
 $                                                 150,000,000
 $                                                 200,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 350,000,000
 $                                                 150,000,000
 $                                                 200,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.75%
3.00%
Rating
B2/B
B3/B-
B3/B
Current yield
7.63%
8.00%
8.25%
Benchmark vs Spread (basis points)
343 bp
303 bp
439 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Strategic Income Fund
Chicago
320,000
 $                   320,000
0.09%
1.94%
0.00%
7/20/2004
Scudder Total Return Fund
Chicago
75,000
 $                     75,000
0.02%
1.94%
0.00%
7/20/2004
Total

395,000
 $                   395,000
0.11%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
47215QAA2
594079AC9
72347CAA2
Issuer
JEAN COUTU GROUP PJC INC
MICHAEL FOODS
PINNACLE FOODS HOLDING
Underwriters
DBSI, Merrill Lynch, National Bank
BofA, DBSI, UBS
DBSI, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
JEACOU 8.5% 8/1/2014
MICFOO 8% 11/15/2013
PFHC 8.25% 12/1/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/20/2004
5/15/2004
11/20/2003
Total dollar amount of offering sold to QIBs
 $                                                 850,000,000
 $                                                 150,000,000
 $                                                 200,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 850,000,000
 $                                                 150,000,000
 $                                                 200,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.75%
3.00%
Rating
B3/B
B3/B-
B3/B
Current yield
8.50%
8.00%
8.25%
Benchmark vs Spread (basis points)
411 bp
303 bp
439 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Strategic Income Fund
Chicago
120,000
 $                   120,000
0.01%
0.88%
0.00%
7/20/2004
Scudder Total Return Fund
Chicago
30,000
 $                     30,000
0.00%
0.88%
0.00%
7/20/2004
Total

150,000
 $                   150,000
0.02%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
481087AA2
74112BAA3
639579AD3
Issuer
JOSTENS IH CORP
PRESTIGE BRANDS INC
NEBRASKA BOOK CO
Underwriters
CSFB, DBSI, BofA, Calyon Securities, CIT
Group, Greenwich Capital, ING, Natcity
BofA, Citigroup, Merrill Lynch
Citigroup, JP Morgan, Fleet Securities
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
JOSEA 7.625% 10/1/2012
PREBRA 9.25% 4/15/2012
NEBRK 8.625% 3/15/2012
Is the affiliate a manager or co-manager of offering?
Joint Lead manager
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/23/2004
3/30/2004
2/27/2004
Total dollar amount of offering sold to QIBs
 $                                                 500,000,000
 $                                                 210,000,000
 $                                                 175,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 500,000,000
 $                                                 210,000,000
 $                                                 175,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.50%
2.50%
Rating
B3/B-
Caa1/CCC+
Caa1/CCC+
Current yield
7.63%
9.25%
8.63%
Benchmark vs Spread (basis points)
384 bp
550 bp
487 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Strategic Income Fund
Chicago
485,000
 $                   485,000
0.10%
0.50%
0.00%
9/30/2004
Scudder Total Return Fund
Chicago
145,000
 $                   145,000
0.03%
0.50%
0.23%
9/30/2004
Total

630,000
 $                   630,000
0.13%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
48282BAC7
019012077
019002390
Issuer
KABEL DEUTSCHLAND GMBH
CABLECOM LUXEMBOURG SCA
NTL CABLE PLC
Underwriters
Citigroup, Deutsche Bank AG London,
Goldman Sachs Intl, Morgan Stanley Intl
Deutsche Bank AG London, Goldman Sachs
Intl, JP Morgan, BNP Paribas, CSFB
CSFB, DBSI, Goldman Sachs, Morgan
Stanley
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
KABEL 10.625%, 7/1/2014
CABCOM 9.375%, 4/15/2014
NTLI 8.75%, 4/15/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/24/2004
4/1/2004
4/2/2004
Total dollar amount of offering sold to QIBs
 $                                                 610,000,000
 $                                                 358,585,007
 $                                                 425,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 610,000,000
 $                                                 358,585,007
 $                                                 425,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.59%
2.50%
2.25%
Rating
B3/B
Caa1/CCC+
B3/B-
Current yield
10.63%
9.38%
8.75%
Benchmark vs Spread (basis points)
600 bp
540 bp
345 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Strategic Income Fund
Chicago
500,000
 $                   500,000
0.08%
2.75%
0.00%
6/30/2004
Scudder Total Return Fund
Chicago
120,000
 $                   120,000
0.02%
2.75%
0.00%
6/30/2004
Total

620,000
 $                   620,000
0.10%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
50060aa8
297659ako
453258aq8
Issuer
KOPPERS INC
ETHYL CORPORATION
INCO LTD
Underwriters
CSFB, DBSI, Fleet, Natcity, PNC, RBS, UBS,
Wachovia
CSFB, Sun Trust, UBS
Morgan Stanley, Salomon, Bank
of Montreal, Bank of Nova Scotia,
CSFB, JPMorgan, Merrill, RBC
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
KOP 9.875%, 10/15/2013
EY 8.875%, 5/1/2010
N 3.5%, 3/14/2052
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/30/2003
4/15/2003
3/4/2003
Total dollar amount of offering sold to QIBs
 $                                                           320,000,000
 $                                                                 150,000,000
 $                              220,000,000
Total dollar amount of any concurrent public offering
 $                                                                          -
 $                                                                                -
 $                                             -
Total
 $                                                           320,000,000
 $                                                                 150,000,000
 $                              220,000,000
Public offering price
 $                                                                   100.00
 $                                                                         100.00
 $                                      100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.75%
2.50%
Rating
B2/B
B2/B
Ba1/BB+
Current yield
9.88%
8.88%
3.50%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering Purchased by
the Fund
Security
Performance
Fund Performance
Sell
Date*
Chicago Funds







Strategic Income Fund
Chicago
 $                            305,000
 $                    305,000
0.10%
0.00%
0.00%
9/30/2003
Total Return Fund
Chicago
 $                              80,000
 $                      80,000
0.03%
0.00%
0.00%
9/30/2003
Total

 $                            385,000
 $                    385,000
0.12%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
540423AC4
17243RAA9
45245EAF6
Issuer
LCE ACQUISITION CORP
CINEMARK INC
IMAX CORP
Underwriters
Citigroup, CSFB, BofA, DBSI, Lehman
Brothers
Goldman Sachs, Lehman Brothers, BNY
Capital, CIBC, DBSI
CSFB, Jefferies, US Bancorp, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
LCPFQ 9% 8/1/2014
CINMRK 9.75% 6/15/2014
IMXCN 9.625% 12/1/2010
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Manager
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/22/2004
3/29/2004
11/19/2003
Total dollar amount of offering sold to QIBs
 $                                                 315,000,000
 $                                                 577,173,000
 $                                                 160,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 315,000,000
 $                                                 577,173,000
 $                                                 160,000,000
Public offering price
 $                                                         100.00
 $                                                           62.37
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.50%
2.69%
Rating
B3/CCC+
Caa1/B-
B3/B-
Current yield
9.00%
10.35%
9.63%
Benchmark vs Spread (basis points)
454 bp
480 bp
624 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Strategic Income Fund
Chicago
220,000
 $                   220,000
0.07%
3.25%
3.52%
9/30/2004
Total

220,000
 $                   220,000
0.07%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
562567al1
700690ar1
562567aj6
Issuer
MANDALAY RESORT GROUP
PARK PALACE ENTERTAINMENT
MANDALAY RESORT GROUP
Underwriters
BofA, Citigroup, CSFB, DBSI, Merrill, Scotia, SG
Cowen, BNY, Credit Lyonnais, Mizuho
BofA, DBSI, Citigroup, JPMorgan, Scotia, SoGen, BNY
Captial, Commerzbank, CSFB, Fleet, Wachovia, Well
Fargo
BofA, Merrill
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MBG 6.5%, 7/31/2009
PPE 7%, 4/15/2013
MBG 1.7775%, 3/21/2033
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/22/2003
4/8/2003
3/17/2003
Total dollar amount of offering sold to QIBs
 $                                                           250,000,000
 $                                                                 300,000,000
 $                              350,000,000
Total dollar amount of any concurrent public offering
 $                                                                          -
 $                                                                                -
 $                                             -
Total
 $                                                           250,000,000
 $                                                                 300,000,000
 $                              350,000,000
Public offering price
 $                                                                   100.00
 $                                                                         100.00
 $                                      100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.50%
0.65%
2.25%
Rating
Ba2/BB+
Ba1/BBB-
Ba2/BB+
Current yield
6.50%
7.00%
1.78%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering Purchased by
the Fund
Security
Performance
Fund Performance
Sell
Date*
Chicago Funds







Strategic Income Fund
Chicago
 $                            160,000
 $                    160,000
0.06%
0.25%
-1.43%
7/31/2003
Total Return Fund
Chicago
 $                              50,000
 $                      50,000
0.02%
0.25%
-0.25%
7/31/2003
Total

 $                            210,000
 $                    210,000
0.08%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
624755AA2
81727HAA2
055381AP2
Issuer
MUELLER GROUP INC
SENSUS METERING SYSTEMS
BE AEROSPACE
Underwriters
CSFB, DBSI, JP Morgan
CSFB, Goldman Sachs
CSFB, Jefferies, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MUEGRO Float, 11/1/2011
SENSUS 8.625%, 12/15/2013
BEAV 8.5%, 10/1/2010
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/8/2004
12/11/2003
10/1/2003
Total dollar amount of offering sold to QIBs
 $                                                 100,000,000
 $                                                 275,000,000
 $                                                 175,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 100,000,000
 $                                                 275,000,000
 $                                                 175,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.75%
2.75%
Rating
B3/B-
Caa1/B-
B3/B+
Current yield
5.92%
8.63%
8.50%
Benchmark vs Spread (basis points)
Libor + 475 bp
454 bp
321 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Strategic Income Fund
Chicago
185,000
 $                   185,000
0.19%
4.00%
-1.60%
6/30/2004
Scudder Total Return Fund
Chicago
60,000
 $                     60,000
0.06%
4.00%
-0.51%
6/30/2004
Total

245,000
 $                   245,000
0.25%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
552953af8
25468pcb0
925524av2
Issuer
MGM MIRAGE INC
WALT DISNEY COMPANY
VIACOM INC
Underwriters
BofA, Citigroup, DBSI, JPM, CIBC, Commerzbank,
Morgan Stanley, Scotia Capital, SG Cowen, Wells
Fargo
Goldman, Salomon, Lehman, Wells Fargo
BofA, Citigroup
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MGG 6%, 10/1/2009
DIS 5.875%, 12/15/2017
VIA 5.5%, 5/15/2033
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/11/2003
12/16/2002
5/9/2003
Total dollar amount of offering sold to QIBs
 $                                                                          -
 $                                                                                -
 $                                             -
Total dollar amount of any concurrent public offering
 $                                                           600,000,000
 $                                                                 300,000,000
 $                              450,000,000
Total
 $                                                           600,000,000
 $                                                                 300,000,000
 $                              450,000,000
Public offering price
 $                                                                   100.00
 $                                                                           99.12
 $                                        99.20
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.63%
0.63%
0.88%
Rating
Ba1/BBB+
Baa1/BBB+/*-
A3/A-
Current yield
6.00%
5.93%
5.54%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering Purchased by
the Fund
Security
Performance
Fund Performance
Sell
Date*
Chicago Funds







Strategic Income Fund
Chicago
 $                            335,000
 $                    335,000
0.06%
0.72%
1.46%
9/30/2003
Total Return Fund
Chicago
 $                            120,000
 $                    120,000
0.02%
0.72%
-0.94%
9/30/2003
Total

 $                            455,000
 $                    455,000
0.08%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
634884aa8
757346aa9
58984waa5
Issuer
NATL BEEF PACK/NB FINC
REDDY ICE GROUP INC
MERISANT COMPANY
Underwriters
DBSI, Rabo Securities, US Bancorp
Bear Stearns, CIBC, CSFB
CSFB, BancOne, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
NBEEF 10.5%, 8/1/2011
ICY 8/875%, 8/1/2011
MERISA 9.5%, 7/15/2013
Is the affiliate a manager or co-manager of offering?
Lead Mgr
N/A
N/A
Name of underwriter or dealer from which purchased
US Bancorp
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/31/2003
7/17/2003
6/27/2003
Total dollar amount of offering sold to QIBs
 $                                                           160,000,000
 $                                                                 152,000,000
 $                              225,000,000
Total dollar amount of any concurrent public offering
 $                                                                          -
 $                                                                                -
 $                                             -
Total
 $                                                           160,000,000
 $                                                                 152,000,000
 $                              225,000,000
Public offering price
 $                                                                   100.00
 $                                                                           99.30
 $                                      100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
3.00%
2.75%
3.00%
Rating
B2/B
B3/B-
B2/B
Current yield
10.50%
8.94%
9.50%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering Purchased by
the Fund
Security
Performance
Fund Performance
Sell
Date*
Chicago Funds







Strategic Income Fund
Chicago
 $                            125,000
 $                    125,000
0.08%
10.60%
2.96%
9/30/2003
Total Return Fund
Chicago
 $                              50,000
 $                      50,000
0.03%
10.60%
1.62%
9/30/2003
Total

 $                            175,000
 $                    175,000
0.11%







Security Information








Security Name
Comparison Security
Comparison Security
Cusip
sedol:  6635677
552715104
83088M102
Issuer
NEC ELECTONICS
MEMC ELECTRONIC MATERIALS
SKYWORKS SOLUTIONS INC
Bloomberg Ticker
6723 JP
WFR
SWKS
Underwriters
Morgan Stanley, Daiwa Securities, DBSI, JPMorgan,
Nikko, Citigroup, Goldman Sachs, Merrill Lynch,
Nomura
Lehman Brothers, Merrill Lynch, Citigroup, DBSI,
UBS
CSFB, American Stock Transfer
Years of continuous operation, including predecessors
> 3 years
 N/A
 N/A
Security
NEC Electronics
MEMC Electronic Materials
Skyworks Solutions Inc
Is the affiliate a manager or co-manager of offering?
Co Manager- Int'l Tranche
Co-Manager
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
 N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/14/2003
5/15/2003
9/9/2003
Total dollar amount of offering sold to QIBs
 $                                                        1,212,893,356
 $                                                     220,000,000
 $                              105,800,000
Total dollar amount of any concurrent public offering
 $                                                                            -
 $                                                                   -
 $                                             -
Total
 $                                                        1,212,893,356
 $                                                     220,000,000
 $                              105,800,000
Public offering price
 $                                                                     35.67
 $                                                              10.00
 $                                        11.50
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
5.00%
4.75%
3.13%
Rating
 N/A
 N/A
 N/A
Current yield
 N/A
 N/A
 N/A








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering Purchased by
the Fund
Security
Performance
Fund Performance
Sell
Date*
Boston Funds







Scudder Global Discovery Fund
Boston
 $                            595,745
 $                    595,745
0.0004%
81.67%
6.30%
9/30/2003
Total

 $                            595,745
 $                    595,745
0.0004%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
65250GAA2
079860AF9
65332VBF9
Issuer
NEW SKIES SATELLITES
BELLSOUTH CORP
NEXTEL COMMUNICATIONS
Underwriters
Barclays, Citigroup, JP Morgan
Goldman Sachs, Lehman Brothers, RBS
Greenwich
CSFB, JP Morgan, Citigroup, Deutsche Bank AG,
Scotia Capital, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SBC 4.125% 9/15/2009
BLS 4.2% 9/15/2009
NXTL 5.95% 3/15/2014
Is the affiliate a manager or co-manager of offering?
??
N/A
Co-Manager
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/27/2004
9/8/2004
3/16/2004
Total amount of offering sold to QIBs
2,250,000,000
1,500,000,000
500,000,000
Total amount of any concurrent public offering
0
0
0
Total
2,250,000,000
1,500,000,000
500,000,000
Public offering price
 $                                                           99.98
 $                                                           99.83
 $                                                           97.80
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
3.50%
1.50%
Rating
A2/A
B3/B-
Ba3/BB
Current yield
4.13%
4.24%
6.26%
Benchmark vs Spread (basis points)
78 bp
555 bp
216 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Strategic Income Fund
Chicago
20,000
 $                     19,996
0.00%



Total

20,000
 $                     19,996
0.00%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
668074AK3
00130HBC8
165167BG1
Issuer
NORTHWESTERN CORP
AES CORPORATION
CHESAPEAKE ENERGY CORP
Underwriters
CSFB, Lehman Brothers, DBSI
Citigroup, DBSI, ABN Amro, BofA, BNP Paribas,
Credit Lyonnais, CSFB, Lehman Brothers, Merrill
Lynch, UBS
DBSI
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
NWEC
AES 7.75% 3/1/2014
CHK 7.5% 6/15/2014
Is the affiliate a manager or co-manager of offering?
Co-Manager
Lead manager
Lead Manager
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/25/2004
2/10/2004
5/20/2004
Total amount of offering sold to QIBs
225,000,000
500,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
225,000,000
500,000,000
300,000,000
Public offering price
 $                                                         100.00
 $                                                           98.29
 $                                                           98.27
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
1.15%
2.00%
Rating
Ba1/BB
B2/B-
Ba3/BB-
Current yield
5.88%
8.01%
7.76%
Benchmark vs Spread (basis points)
191 bp
264 bp
229 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Strategic Income Fund
Chicago
200,000
 $                   200,000
0.09%



Scudder Total Return Fund
Chicago
70,000
 $                     70,000
0.03%



Total

270,000
 $                   270,000
0.12%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
62941FAA6
171871AA4
600814AH0
Issuer
NTL CABLE PLC
CINCINNATI BELL INC
MILLICOM INTL CELLULAR
Underwriters
CSFB, DBSI, Goldman Sachs, Morgan Stanley
BofA, CSFB, Goldman Sachs, Fleet, McDonald,
PNC Capital, RBC Capital, Wachovia
Morgan Stanley, Citigroup, CSFB, DBSI
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
NTLI 8.75%, 4/15/2014
CBB 7.25%, 7/15/2013
MICC 10%, 12/1/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
Co-Manager
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/2/2004
7/2/2003
11/19/2003
Total dollar amount of offering sold to QIBs
 $                                                 425,000,000
 $                                                 500,000,000
 $                                                 550,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 425,000,000
 $                                                 500,000,000
 $                                                 550,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.00%
2.00%
Rating
B3/B-
B2/B-
B3/B-
Current yield
8.75%
7.25%
10.00%
Benchmark vs Spread (basis points)
463 bp
376 bp
582 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Strategic Income Fund
Chicago
225,000
 $                   225,000
0.05%
3.92%
-0.95%
4/23/2004
Scudder Total Return Fund
Chicago
60,000
 $                     60,000
0.01%
3.92%
-0.23%
4/23/2004
Total

285,000
 $                   285,000
0.07%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
ISIN:  USU7410MAB38
018356848
656844AA5
Issuer
PRIDE INTERNATIONAL INC
EL PASO PRODUCTION HLDG
NORTH AMER ENERGY PARTNR
Underwriters
BofA, Citigroup, DBSI, BNP Paribas, Calyon,
Natexis
Citigroup, CSFB
BNP Paribas, RBC Capital
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PDE 7.375%, 7/15/2014
EP 7.75%, 6/1/2013
NAEPI 8.75%, 12/1/2011
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/22/2004
5/20/2003
11/21/2003
Total dollar amount of offering sold to QIBs
 $                                                 500,000,000
 $                                               1,200,000,000
 $                                                 200,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 500,000,000
 $                                               1,200,000,000
 $                                                 200,000,000
Public offering price
 $                                                           99.47
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.25%
2.75%
3.00%
Rating
Ba2/BB-
B3/B-
B2/B+
Current yield
7.45%
7.75%
8.75%
Benchmark vs Spread (basis points)
275 bp
408 bp
453 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Strategic Income Fund
Chicago
160,000
 $                   159,158
0.03%
1.00%
0.00%
6/22/2004
Scudder Total Return Fund
Chicago
40,000
 $                     39,790
0.01%
1.00%
0.00%
6/22/2004
Total

200,000
 $                   198,948
0.04%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
74913GAD7
011679AC1
749121BS7
Issuer
QWEST CORPORATION
ALASKA COMM SYS HLDGS
QWEST COMMUNICATIONS INT
Underwriters
DBSI, Goldman Sachs, Lehman Brother, BofA,
CSFB, Wachovia, BNY, Citigroup, RBS, Wells
Fargo
Chase Securities
JP Morgan, Morgan Stanley, UBS, BofA
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
QUS 7.875% 9/1/2011
ALSK 9.375% 5/15/2009
QUS Float 2/15/2009
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/12/2004
5/1/1999
1/30/2004
Total dollar amount of offering sold to QIBs
 $                                                 575,000,000
 $                                                 150,000,000
 $                                                 750,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 575,000,000
 $                                                 150,000,000
 $                                                 750,000,000
Public offering price
 $                                                           98.68
 $                                                           99.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.50%
2.25%
1.75%
Rating
Ba3/BB-
B3/B-
B3/B
Current yield
8.13%
9.64%
8.93%
Benchmark vs Spread (basis points)
454 bp
616 bp
545 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Strategic Income Fund
Chicago
140,000
 $                   138,145
0.02%
-1.09%
0.00%
8/12/2004
Scudder Total Return Fund
Chicago
450,000
 $                   444,038
0.08%
3.75%
3.41%
9/30/2004
Total

590,000
 $                   582,183
0.10%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
900123AV2
900123AQ3
105756BC3
Issuer
REPUBLIC OF TURKEY
REPUBLIC OF TURKEY
FED REPUBLIC OF BRAZIL
Underwriters
Citigroup, Morgan Stanley, Bear Stearns, CSFB,
Deutsche Bank AG London, Disbank, Goldman
Sachs Intl, HSBC, JP Morgan, Kocbank, Lehman
Brothers Intl, Merrill Lynch Intl, UBS
JP Morgan, Salomon
Goldman Sachs, Merrill Lynch
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
TURKEY 7.25% 3/15/2015
TURKEY 10.5% 1/13/2008
BRAZIL Float 6/29/2009
Is the affiliate a manager or co-manager of offering?
Co-Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/30/2004
11/7/2002
6/21/2004
Total dollar amount of offering sold to QIBs
 $                                               1,000,000,000
 $                                               1,100,000,000
 $                                                 750,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                               1,000,000,000
 $                                               1,100,000,000
 $                                                 750,000,000
Public offering price
 $                                                           98.57
 $                                                           99.16
 $                                                           99.25
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.18%
0.35%
0.25%
Rating
B1/BB-
B1/BB-
B1/BB-
Current yield
7.45%
10.80%
7.04%
Benchmark vs Spread (basis points)
333 bp
288 bp
396 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Strategic Income Fund
Chicago
285,000
 $                   280,933
0.03%
-0.94%
0.00%
9/30/2004
Scudder Total Return Fund
Chicago
85,000
 $                     83,787
0.01%
-0.94%
0.00%
9/30/2004
Total

370,000
 $                   364,720
0.04%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
79604VAK1
828709AB1
469865AA7
Issuer
SAMSONITE CORP
SIMMONS-CALL
JACUZZI BRANDS INC
Underwriters
Merrill Lynch, DBSI, Lehman Brothers, UBS
Suntrust Bank
CSFB, Banc On, Fleet, Jefferies
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SAMC 8.875%, 6/1/2011
SIMMON 10.75%, 4/15/2006
JJZ 9.625% 7/1/2010
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/25/2004
4/18/1996
6/30/2003
Total dollar amount of offering sold to QIBs
 $                                                 205,000,000
 $                                                 100,000,000
 $                                                 380,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 205,000,000
 $                                                 100,000,000
 $                                                 380,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.71%
2.75%
2.50%
Rating
B3/B-
B3/B+
B3/B
Current yield
8.88%
10.75%

Benchmark vs Spread (basis points)
447.5 bp
330 bp
428 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Strategic Income Fund
Chicago
560,000
 $                   560,000
0.27%
3.50%
1.64%
6/30/2004
Scudder Total Return Fund
Chicago
135,000
 $                   135,000
0.07%
3.50%
1.33%
6/30/2004
Total

695,000
 $                   695,000
0.34%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
861594AA7
729136AF8
373298CE6
Issuer
STONE CONTAINER FINANCE
PLIANT CORP
GEORGIA-PACIFIC CORP
Underwriters
BoA, JP Morgan, Morgan Stanley, Citigroup,
DBSI, BNY Capital, Calyon Securities, Scotia
Capital, SG Cowen
JP Morgan
Citigroup, DBSI, UBS, BofA, Goldman Sachs, JP
Morgan, Merrill Lynch
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SSCC 7.375% 7/15/2014
PLIANT 11.125% 9/1/2009
GP 8% 1/15/2024
Is the affiliate a manager or co-manager of offering?
Co-Lead Manager
N/A
Joint Lead Manager
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/15/2004
9/1/2003
12/4/2003
Total dollar amount of offering sold to QIBs
 $                                                 200,000,000
 $                                                 250,000,000
 $                                                 500,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 200,000,000
 $                                                 250,000,000
 $                                                 500,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.90%
2.25%
1.25%
Rating
B2/B
B3/B-
Ba3/BB+
Current yield
7.38%
11.13%
8.00%
Benchmark vs Spread (basis points)
289 BP
285 bp
225 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Strategic Income Fund
Chicago
120,000
 $                   120,000
0.06%
1.25%
0.00%
7/15/2004
Scudder Total Return Fund
Chicago
30,000
 $                     30,000
0.02%
1.25%
0.00%
7/15/2004
Total

150,000
 $                   150,000
0.08%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
90338WAD5
89579KAF6
64015YAB0
Issuer
US ONCOLOGY INC
TRIAD HOSPITALS INC
NEIGHBORCARE INC
Underwriters
Citigroup, JP Morgan, Wachovia, DBSI
BofA, Citigroup, CSFB, Goldman Sachs, Merrill
Lynch, Bear Stearns, Credit Lyonnais, JP Morgan,
Lehman Brothers, Morgan Stanley, Wachovia
Goldman Sachs, Lehman Brothers, UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
USON 9% 8/15/2012
TRI 7% 5/15/2012
NCRX 6.875% 11/15/2013
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/4/2004
4/28/2004
5/1/2004
Total dollar amount of offering sold to QIBs
 $                                                 300,000,000
 $                                                 600,000,000
 $                                                 250,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 300,000,000
 $                                                 600,000,000
 $                                                 250,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 ??
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
??
0.75%
2.75%
Rating
B2/B-
B2/B+
Ba3/B+
Current yield
9.00%
7.00%
??
Benchmark vs Spread (basis points)
478 bp
260 bp
187 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Strategic Income Fund
Chicago
160,000
 $                   160,000
0.05%
2.31%
0.44%
8/11/2004
Scudder Total Return Fund
Chicago
50,000
 $                     50,000
0.02%
2.38%
-1.06%
8/11/2004
Total

210,000
 $                   210,000
0.07%









Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
90338WAF0
89579KAF6
64015YAB0
Issuer
US ONCOLOGY INC
TRIAD HOSPITALS INC
NEIGHBORCARE INC
Underwriters
Citigroup, JP Morgan, Wachovia, DBSI
BofA, Citigroup, CSFB, Goldman Sachs, Merrill
Lynch, Bear Stearns, Credit Lyonnais, JP Morgan,
Lehman Brothers, Morgan Stanley, Wachovia
Goldman Sachs, Lehman Brothers, UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
USON 10.75% 8/15/2014
TRI 7% 5/15/2012
NCRX 6.875% 11/15/2013
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/4/2004
4/28/2004
5/1/2004
Total dollar amount of offering sold to QIBs
 $                                                 275,000,000
 $                                                 600,000,000
 $                                                 250,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 275,000,000
 $                                                 600,000,000
 $                                                 250,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 ??
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
0.75%
2.75%
Rating
B3/B-
B2/B+
Ba3/B+
Current yield
10.75%
7.00%
??
Benchmark vs Spread (basis points)
634 bp
260 bp
187 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Strategic Income Fund
Chicago
120,000
 $                   120,000
0.04%
6.53%
2.71%
9/10/2004
Scudder Total Return Fund
Chicago
40,000
 $                     40,000
0.01%
6.53%
2.24%
9/10/2004
Total

160,000
 $                   160,000
0.06%








Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
934548AA6
17243RAA9
45245EAF6
Issuer
WARNER MUSIC GROUP
CINEMARK INC
IMAX CORP
Underwriters
BofA, Deutsche Bank AG London, Lehman,
Merrill Lynch
Goldman Sachs, Lehman, BNY, CIBC, DBSI
CSFB, Jefferies, US Bancorp, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
WARMUS 7.375%, 4/15/2014
CINMRK 9.75%, 3/15/2014
IMXCN 9.625%. 12/1/2010
Is the affiliate a manager or co-manager of offering?
Joint Lead
Co-Manager
N/A
Name of underwriter or dealer from which purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/1/2004
3/29/2004
11/19/2003
Total dollar amount of offering sold to QIBs
 $                                                 465,000,000
 $                                                 577,173,000
 $                                                 160,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 465,000,000
 $                                                 577,173,000
 $                                                 160,000,000
Public offering price
 $                                                         100.00
 $                                                           62.37
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.50%
2.69%
Rating
B3/B-
Caa1/B-
B3/B-
Current yield
7.38%
9.90%
9.63%
Benchmark vs Spread (basis points)
353 bp
595 bp
502 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Strategic Income Fund
Chicago
115,000
 $                   115,000
0.02%
2.88%
0.00%
4/1/2004
Scudder Total Return Fund
Chicago
30,000
 $                     30,000
0.01%
2.88%
0.00%
4/1/2004
Total

145,000
 $                   145,000
0.03%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
92923cal8
745867ap6
23331aap4
Issuer
WCI COMMUNITIES INC
PULTE HOMES INC
D.R. HORTON INC
Underwriters
CSFB, UBS, DBSI, Fleet, Wachovia
BofA, Banc One, Citigroup, ABN, Comerica, PNC,
SunTrust,
Credit Lyonnais, UBS
BofA, Citigroup
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
WCI 7.875%, 10/1/2013
PHM 6.375%, 5/15/2033
DHI 6.875%, 5/1/2013
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/24/2003
5/19/2003
4/11/2003
Total dollar amount of offering sold to QIBs
 $                                                           125,000,000
 $                                                                                -
 $                                             -
Total dollar amount of any concurrent public offering
 $                                                                          -
 $                                                                 400,000,000
 $                              200,000,000
Total
 $                                                           125,000,000
 $                                                                 400,000,000
 $                              200,000,000
Public offering price
 $                                                                   100.00
 $                                                                           99.45
 $                                      100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.00%
0.88%
0.83%
Rating
Ba3/B
Baa3/BBB-
Ba1/BB
Current yield
7.88%
6.41%
6.88%








Fund Specific Information








Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance
Fund Performance
Sell
Date*
Chicago Funds







Strategic Income Fund
Chicago
 $                            130,000
 $                    130,000
0.10%
0.50%
0.00%
9/29/2003
Total Return Fund
Chicago
 $                              50,000
 $                      50,000
0.04%
0.50%
0.00%
9/29/2003
Total

 $                            180,000
 $                    180,000
0.14%









Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
960413ab8
297659ak0
60036naj0
Issuer
WESTLAKE CHEMICAL CORP
ETHYL CORPORATION
MILLENNIUM AMERICA INC
Underwriters
BofA, CSFB, DBSI, JPMorgan, CIBC, Citigroup, Credit
Lyonnais, Scotia
CSFB, SunTrust, UBS
BofA, JPMorgan, BNP, Credit
Lyonnais, Daiwa, SG Cowen
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
WESLAK 8.75%, 7/15/2011
EY 8/875%, 5/1/2010
MCH 9.25%, 6/15/2008
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/21/2003
4/15/2003
4/22/2003
Total dollar amount of offering sold to QIBs
 $                                                           380,000,000
 $                                                                 150,000,000
 $                              100,000,000
Total dollar amount of any concurrent public offering
 $                                                                          -
 $                                                                                -
 $                              100,000,000
Total
 $                                                           380,000,000
 $                                                                 150,000,000
 $                              200,000,000
Public offering price
 $                                                                   100.00
 $                                                                         100.00
 $                                      109.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
2.75%
1.50%
Rating
Ba3/B+
B2/B
NA/BB
Current yield
8.75%
8.88%
8.49%








Fund Specific Information








Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance
Fund Performance
Sell
Date*
Chicago Funds







Strategic Income Fund
Chicago
 $                          1,020,000
 $                 1,020,000
0.27%
-0.14%
-2.54%
8/15/2003
Total Return Fund
Chicago
 $                            230,000
 $                    230,000
0.06%
-0.14%
-0.12%
8/15/2003
Total

 $                          1,250,000
 $                 1,250,000
0.33%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
96949vaf0
22025yad2
60740fac9
Issuer
WILLIAMS SCOTSMAN INC
CORECTIONS CORP OF AMERICA
MOBILE MINI INC
Underwriters
DBSI, BofA
Lehman, BB&T, DBSI, First Analysis, Jefferies, Morgan
Joseph, SG Cowen, Southtrust, UBS
CIBC, DBSI, Fleet, JPM
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SCOTS 10%, 8/15/2008
CXW 7.5%, 5/1/2011
MINI 9.5%, 7/1/2013
Is the affiliate a manager or co-manager of offering?
Lead Manager
N/A
Joint Lead
Name of underwriter or dealer from which purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/13/2003
5/2/2003
6/23/2003
Total dollar amount of offering sold to QIBs
 $                                                           150,000,000
 $                                                                                -
 $                              150,000,000
Total dollar amount of any concurrent public offering
 $                                                                          -
 $                                                                 250,000,000
 $                                             -
Total
 $                                                           150,000,000
 $                                                                 250,000,000
 $                              150,000,000
Public offering price
 $                                                                   100.00
 $                                                                         100.00
 $                                      100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
3.00%
2.25%
3.00%
Rating
B2/B+
B1/B
B2/BB
Current yield
10.00%
7.50%
9.50%








Fund Specific Information








Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance
Fund Performance
Sell
Date*
Chicago Funds







Strategic Income Fund
Chicago
 $                            130,000
 $                    130,000
0.09%
7.69%
3.90%
9/30/2003
Total Return Fund
Chicago
 $                              50,000
 $                      50,000
0.03%
7.69%
0.99%
9/30/2003
Total

 $                            180,000
 $                    180,000
0.12%




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